Assets Held For Sale	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
Assets held for sale	Assets held for sale
In the first quarter of 2021, CN entered into an agreement with a short line operator, for the sale of non-core lines in Wisconsin, Michigan and Ontario representing 850 miles that were classified as assets held for sale plus an additional 50 miles of track and roadway assets, resulting in a $137 million recovery ($102 million after-tax) of the $486 million loss ($363 million after-tax) recorded in the second quarter of 2020 to adjust the carrying amount of the track and roadway assets to their then estimated net selling price.
As at December 31, 2021, the carrying amount of assets held for sale of $260 million was included in Other current assets in the Consolidated Balance Sheets.
In the fourth quarter of 2021, the Surface Transportation Board (STB) approved the Company's agreement with the short line operator without condition and the transaction closed on January 28, 2022 and January 31, 2022 for the U.S. and Canadian assets, respectively. The resulting difference between the net selling price and what was estimated was insignificant.